SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  January 13, 1997




                              PULSE BANCORP,INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)




         New Jersey                   0-18764                     22-3016360
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


6 Jackson Street, South River, New Jersey                            08882
-----------------------------------------                          ----------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:         (908) 257-2400
                                                           ---------------



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

Item 5.  Other Events
---------------------

      As indicated under "Item 3. Legal Proceedings" of the Registrant's Form 10-K for the year ended September 30, 1996, the Registrant and its subsidiary, Pulse Savings Bank, had filed claims under their malpractice insurance coverage to recover losses associated with fictitious bridge loans, and a trial date of January 13, 1997 had been established for the litigation. At the court proceeding on January 13, 1997, the trial was postponed until March 17, 1997. The case is a civil action in the Superior Court of New Jersey Law Division, Middlesex County under the name Pulse Bancorp, Inc. et al. v. Estate of Stephen
J. Domenichetti et al. In addition to postponing the trial, the judge provided the defendants three weeks, until no later than February 5, 1997, to submit an expert's report on the issues of legal malpractice and accounting malpractice. In addition, the judge ordered that a settlement conference be held on February 19, 1997.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    PULSE BANCORP,INC.



Date:  January 21, 1996         By: /s/ George T. Hornyak, Jr.
                                    --------------------------------------
                                    George T. Hornyak, Jr.
                                    President and Chief Executive Officer